UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03  Bankruptcy or Receivership.

Chapter 11 Filings

On May 20, 2019, as previously reported in Novelion Therapeutics Inc.’s (the “Company,” “we” or “us”) Current Report on Form 8-K, filed on May 21, 2019, Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, “Aegerion”), each a subsidiary of the Company, filed voluntary petitions under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Confirmation of Aegerion’s First Amended Joint Chapter 11 Plan

On September 10, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming Aegerion’s First Amended Joint Chapter 11 Plan (the “Plan”), as modified to reflect certain resolutions agreed to among various parties.  As a result of confirmation of the Plan, the Bankruptcy Court has authorized Aegerion to consummate the transactions contemplated by the Plan, including the acquisition by Amryt Pharma Plc (the “Plan Investor”) of 100 percent of the outstanding equity interests of reorganized Aegerion Pharmaceuticals, Inc.  A meeting of the Plan Investor’s shareholders to consider approval of the acquisition is currently scheduled for September 19, 2019.  If the Plan Investor’s shareholders approve the acquisition, the Plan Investor  expects the closing of the acquisition to take place on or about September 24, 2019 (the “Closing”).

Item 8.01  Other Events.

Nasdaq Matters

On September 9, 2019, the Company received a notice from the Nasdaq Hearings Panel extending the automatic 15-calendar day stay of the delisting of the Company’s common stock from The Nasdaq Stock Market, pending the hearing scheduled for October 3, 2019 regarding the Company’s listing status and a final determination thereof.

Annual General Meeting

The Board of Directors of the Company has scheduled the Company’s 2019 annual general meeting of shareholders for November 5, 2019 (the “Annual Meeting”) and fixed September 13, 2019 as the date of record for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting.  The Company currently expects that, in addition to addressing routine matters of annual business at the Annual Meeting, and subject to the Closing and the completion of ongoing analysis and final approval by the Company’s Board of Directors, the Company will seek shareholder approval of a proposed liquidation plan for and dissolution of the Company pursuant to the Business Corporations Act (British Columbia), including the distribution to shareholders of any remaining property of the Company. The Company anticipates filing a preliminary proxy statement for this meeting in the near term, and thereafter mailing a definitive proxy statement in connection with the Annual Meeting.

Because the date of the Annual Meeting will be more than 30 days after the first anniversary of the date of the Company’s 2018 annual general meeting of shareholders, the deadlines for shareholders to submit proposals pursuant to applicable United States securities laws for consideration at the Annual Meeting have changed from the deadlines originally set forth in the Company’s proxy statement for its 2018 annual general meeting of shareholders.

In light of the Company’s anticipated schedule for printing and sending its proxy materials for the Annual Meeting, the Company has established September 18, 2019 as the deadline for the submission of shareholder proposals pursuant to Rule 14a-8.

Proposals and notices of proposals must be sent to the Company’s registered office at c/o Norton Rose Fulbright, 1800 - 510 West Georgia Street, Vancouver, British Columbia, Canada V6B 0M3.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the

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Company’s securities.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, whether the shareholders of the Plan Investor will approve the acquisition, the Plan Investor’s and Aegerion’s ability to consummate the transactions contemplated by the Plan, including the acquisition, within the timeframe anticipated or at all, Novelion’s ability to successfully hold, and the outcome of, the Annual Meeting, the state of Novelion’s operations and remaining assets following the acquisition, Novelion’s ability to effect the deconsolidation of Aegerion from its financial statements and file its Quarterly Report on Form 10-Q within the anticipated timeframe or at all, the delisting of the Company’s securities from The Nasdaq Stock Market and the success of any appeal and ongoing stay associated therewith, the possibility that there will be no market for trading the Company’s securities or that trading will be suspended, as well as those risks identified in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Current Report on Form 8-K filed on May 21, 2019 (which, in addition to identifying important risks, also includes important information about the bankruptcy proceedings and related matters) and any subsequent reports, which are available on the SEC’s website at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

Investors and others should note that the Company communicates with its investors and the public using the Company’s website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, SEC filings, press releases, public conference call transcripts and webcast transcripts. The information that the Company posts on this website could be deemed to be material information. As a result, the Company encourages investors, the media and others interested to review the information that the Company posts there on a regular basis. The contents of the Company’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  September 11, 2019

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